UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 04/17/2008

ANGEL ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-32829 (Commission File Number)	88-0470235 (IRS Employer Identification No.)
1802 N. Carson St., No. 212-2705, Carson City, Nevada (principal executive offices)	89701 (Zip Code)

(775) 887-0670
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities.

Angel Acquisition Corp. (the “Registrant”) has issued the following convertible promissory notes to the following individuals and/or entities:

Payee	Date	Payable	Converts Into
Kyle Spiewak	04/17/2008	10/17/2008	$6,000 worth of Registrant’s common stock
White Knight Consulting	04/21/2008	10/21/2008	$26,000 worth of Registrant’s common stock
David Grosher	05/05/2008	11/05/02008	$12,000 worth of Registrant’s common stock
Jason Anguiano	05/13/2008	11/13/2008	$12,000 worth of Registrant’s common stock
David Grosher	09/03/2008	03/03/2009	$24,000 worth of Registrant’s common stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2008.	ANGEL ACQUISITION CORP.

By /s/ Steve Bonenberger
Steve Bonenberger, President